                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement pursuant to Section 14(a) of
            The Securities Exchange Act of 1934 (Amendment No. _____)

    [X]  Filed by the Registrant
    [ ]  Filed by a party other than the Registrant

    Check the appropriate box:

    [ ]  Preliminary proxy statement
    [X]  Definitive proxy statement
    [ ]  Definitive additional materials
    [ ]  Soliciting material pursuant to Rule 14a-11C or Rule 14a-12

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
    --------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  Steven F. Carman, Attorney for the Registrant
    --------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

    [X]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    ---------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

------------------------
  (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

    --------------------------------------------------------------------------

(2) Form, schedule, or registration statement number.

    --------------------------------------------------------------------------

(3) Filing party:

    --------------------------------------------------------------------------

(4) Date filed:

    --------------------------------------------------------------------------

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                           OVERLAND PARK, KANSAS 66214


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 15, 1998


         Notice is hereby given that the Annual Meeting of the Stockholders of Airport Systems International, Inc. (the "Company"), will be held at The Doubletree Hotel at Corporate Woods, 10100 College Boulevard, Overland Park, Kansas on Tuesday, September 15, 1998, commencing at 2:00 p.m. Kansas City time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment thereof:

                  1. The election of two (2) Class II Directors to serve for a term of three years expiring in 2001; and

                  2. The ratification of the Board of Directors' appointment of Ernst & Young as independent public accountants; and

                  3.  Amendment of the Restated 1991 Stock Option Plan.

         Holders of record of the outstanding Common Stock of the Company at the close of business on July 24, 1998, are entitled to vote at the meeting or any adjournment thereof.


                                        By Order of the Board of Directors,


                                        THOMAS C. CARGIN
                                        Secretary


Overland Park, Kansas
August 5, 1998


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE MEETING.

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                           OVERLAND PARK, KANSAS 66214


                                 PROXY STATEMENT


                               GENERAL INFORMATION

SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is being solicited on behalf of the Board of Directors of Airport Systems International, Inc. (the "Company") for use at the Annual Meeting of the Stockholders to be held on September 15, 1998 (the "Meeting"), or at any adjournment thereof. Any proxy given does not affect the right to vote in person at the Meeting and may be revoked at any time before it is exercised by notifying Thomas C. Cargin, Secretary, by mail, telegram or facsimile, or by appearing at the Meeting in person and casting a ballot. This Proxy Statement and the proxy were first mailed to stockholders on or about August 5, 1998.

         All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, regular employees and Directors of the Company may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

VOTING PROCEDURES

         Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the Meeting for the election, as directors of the Company, of the nominees hereinafter named and for the ratification of the appointment of Ernst & Young as independent public accountants of the Company and for the amendment of the Company's Restated 1991 Stock Option Plan. If any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that either of them will become unavailable for election.

         The proxy confers discretionary authority, with respect to the voting of the shares represented thereby, on any other business that may properly come before the Meeting. The Board of Directors is not aware that any such other business, other than as set forth in this Proxy Statement and except for matters incident to the conduct of the Meeting, is to be presented for action at the Meeting and does not itself intend to present any such other business; however, if any such other business does come before the Meeting, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted as directed by the Board of Directors.

         The two nominees for Director receiving the greatest number of votes at the Meeting will be elected as Directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. The ratification of the appointment of independent public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter. For purposes of determining the outcome of the vote on this matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote, and will have the same effect as a vote against a proposal. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy on a voting matter and will have no effect on the outcome of the vote on the ratification of appointment of accountants. Amendment of the Restated 1991 Stock Option Plan requires the affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote. Thus, abstentions and broker non-votes will have the effect of votes against the proposal.

         Only holders of Common Stock of the Company of record as of the close of business on July 24, 1998, are entitled to vote at the Meeting. At the close of business on that date, 2,230,500 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one (1) vote per share standing in their names on the record date. Shares cannot be voted at the Meeting unless the owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock at May 15, 1998, by
(i) the stockholders known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company who owns beneficially any Common Stock, (iii) each executive officer named in the "Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder listed below has sole voting and investment power with respect to the Common Stock indicated as beneficially owned by them.



                                                     Number of Shares      Percent of
Name and Address                                   Beneficially Owned(1)     Class
----------------                                   ---------------------     -----
Gilder, Gagnon, Howe & Co. ............................240,475(2)           10.8
    1775  Broadway
    New York, NY  10019
FMR Corporation........................................199,000(3)            8.9
    82 Devonshire Street
    Boston, MA 02109-3614
Keith S. Cowan.........................................141,643(4)            6.0
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS  66214
Thomas C. Blackburn....................................107,865(5)            4.8
    Kansas Venture Capital, Inc.
    6700 Antioch, Suite 460
    Overland Park, KS  66204
Robert D. Taylor........................................39,300               1.8
    Taylor Financial
    1313 North Webb Rd., Suite 260
    Wichita, KS  67206
Thomas C. Cargin........................................46,645(6)            2.1
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS  66214
Michael M. Warner.......................................35,000(7)            1.5
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS  66214
John C. Roos............................................43,393(8)            1.9
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS  66214
Wayne S. Howard.........................................15,000(9)            *
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS 66214
All directors and executive officers as a..............476,841(10)          19.0
group (9 persons)


------------------------
*  Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of Common Stock of the Company which an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) According to a letter to the Company dated July 23, 1998, Gilder, Gagnon, Howe & Co., a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, reported beneficial ownership as to 240,475 shares of Common Stock of the Company held as of December 31, 1997. 226,900 of such shares were held in accounts owned by its partners and by its partners' families in accounts controlled by partners, 5,650 of such shares were held in the account of its firm profit sharing plan which is controlled by certain of its partners, and 7,925 of such shares were held in the name of various employees of Gilder, Gagnon, Howe & Co.

(3) According to Schedule 13G sent to the Company, FMR Corporation, in its capacity as an investment advisor, reported beneficial ownership as to 199,000 shares of Common Stock of the Company held as of December 31, 1997, and reported that it had shared voting power with respect to 199,000 of such shares and shared dispositive power over 199,000 of such shares.

(4) Includes presently exercisable options to purchase 127,750 shares of Common Stock of the Company.

(5) These shares of Common Stock of the Company are owned by Kansas Venture Capital, Inc., of which Mr. Blackburn is the Vice President and as such may be deemed to be a beneficial owner of these shares. Mr. Blackburn disclaims such beneficial ownership.

(6) Includes presently exercisable options to purchase 31,500 shares of Common Stock of the Company.

(7) Includes presently exercisable options to purchase 35,000 shares of Common Stock of the Company.

(8) Includes presently exercisable options to purchase 31,500 shares of Common Stock of the Company.

(9) Includes presently exercisable options to purchase 15,000 shares of Common Stock of the Company.

(10) Includes presently exercisable options to purchase 277,250 shares of Common Stock of the Company held by executive officers and directors as a group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during 1997, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company's equity securities were complied with on a timely basis.

         According to a letter to the Company dated July 23, 1998, Gilder, Gagnon, Howe & Co., a broker-dealer registered under Section 15 of the Securities and Exchange Act of 1934, held 741,195 shares of Common Stock of the Company in client accounts as of December 31, 1997. Gilder, Gagnon, Howe & Co. disclaims beneficial ownership as to all such shares and does not have the exclusive authority to vote, buy, or sell any of the shares held by any of such clients.

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Stockholder proposals to be considered for inclusion in the Proxy Statement and considered at the 1999 Annual Meeting of Stockholders must be received by the Company no later than April 10, 1999. Any such proposals should be directed to the Secretary of the Company at 11300 West 89th Street, Overland Park, Kansas 66214.

                            I. ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of the Directors of Class II expire with this Meeting. Each of the two nominees for Class II, if elected, will serve three years until the 2001 Annual Meeting of Stockholders and until a successor has been elected and qualified. The current Directors of Classes III and I will continue in office until the 1999 and 2000 Annual Meetings, respectively.

                             NOMINEES FOR DIRECTORS

The following information is given with respect to the nominees for election.

Class II - Nominees to Serve Three Years until 2001 Annual Meeting

MICHAEL J. MEYER, age 42, has served as a Director of the Company since its organization in May 1991, as its Chairman until March 7, 1995, and as its President through September 1991. Mr. Meyer is President of Merit Capital Management, Inc., a private equity merchant banking firm engaged in financing growth-oriented private companies and acquisitions, which he formed in May, 1998. Prior to that he was Co-Manager of Holden Capital Advisors, LLC from August, 1996 and prior to that was a Senior Vice President with George K. Baum & Company, an investment banking firm from February, 1995. For more than five years prior to that, Mr. Meyer was a Principal in the general partnership of Allsop Venture Partners III L.P., a private equity fund. Mr. Meyer is also Chairman of the Board and a member of the Executive Committee of Kansas Venture Capital, Inc. and Vice-Chairman of Proxy Express Delivery Services, Inc. He has over 16 years of experience in financing and managing growth companies and is a Certified Public Accountant. Mr. Meyer is a member of the Company's Audit Committee.

WALTER H. STOWELL, JR., age 61, has served as Chairman of the Board since March 7, 1995 and a Director of the Company since May 18, 1994. Mr. Stowell retired from Raytheon Company on April 1, 1994, after being an employee of Raytheon since 1960 in a variety of positions, last serving as a Senior Vice President and General Manager of the Equipment Division. Raytheon Company is a diversified, multi-industry, technology-based company, whose equipment division develops and builds military and commercial radars, air traffic control systems, satellite terminals, communications equipment, computers and missile fire control systems. He is a member of the Company's Compensation and Stock Option Committees.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Directors of Classes III and I, who will continue to serve as Directors of the Company until the 1999 and 2000 Annual Meetings of Stockholders, respectively.

Class III - Serving Until 1999 Annual Meeting

KEITH S. COWAN, age 44, has served as President and a Director of the Company since September 1991, and as Chief Executive Officer of the Company since August 1993. Prior to joining the Company, Mr. Cowan was an employee of the Teledyne Controls Division of Teledyne, Inc. for more than five years, last serving as Vice President, Airport and Instrumentation Products. Mr. Cowan has over twenty-four years of system engineering, project management, and corporate experience in the development, manufacturing, and sale of electronic systems. He is also a licensed pilot holding an instrument rating.

ROBERT D. TAYLOR, age 51, has served as a Director of the Company since September 1994. Mr. Taylor is President of Taylor Financial, a consulting and investment firm and Chairman of Westchester Health Systems Group, an operator of assisted living facilities. Mr. Taylor also serves as a Director on the Boards of Commercial Federal Bank of Omaha,

Nebraska, and Sirloin Stockade International, Inc. From 1991 to 1995, Mr. Taylor was Chairman and Chief Executive Officer of Railroad Financial Corporation. Mr. Taylor also serves as a Director of the Business School Advisory Board at the University of Kansas and is a Trustee of the Sedgwick County Zoo in Wichita, Kansas. Mr. Taylor serves on the Company's Compensation and Audit Committees.

Class I - Serving until 2000 Annual Meeting

THOMAS C. BLACKBURN, age 38, has served as a Director of the Company since its organization in May 1991, and served as its Secretary until March 1993. Mr. Blackburn has served as a Vice President of Kansas Venture Capital, Inc. ("KVCI"), a licensed small business investment company, since November 1988. KVCI is a private SBIC organized to finance growth-oriented Kansas businesses. Mr. Blackburn has over fourteen years experience in the investment industry in a variety of capacities. He is a member of the Company's Stock Option Committee.

THOMAS C. CARGIN, age 43, has served as Vice President - Finance and Administration of the Company since December 1991, as its Secretary since March 1993, and as a Director of the Company since October 1993. Prior to joining the Company, Mr. Cargin was a partner in the accounting firm of Ifft & Barber since 1989 and prior to that was an employee of DYMON, Inc., a specialty chemical manufacturer located in Kansas City, Kansas, since 1983, last serving as Vice President of Finance and Chief Financial Officer. Mr. Cargin is a Certified Public Accountant with over twenty one years of public accounting and private industry accounting experience. He is also a licensed pilot holding an instrument rating.

COMMITTEES AND DIRECTOR MEETINGS

         The Board of Directors has established an Audit Committee, a Compensation Committee, and a Stock Option Committee. The entire Board of Directors acts as the nominating committee responsible for selecting candidates for election as Directors. Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with biographical information, to the Secretary of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the public accounting firm to be engaged to audit the Company and reviewing with the independent accountants the plan for, and results of, the auditing engagement and the Company's internal accounting controls. The Audit Committee, which held two formal meetings, is comprised of a majority of outside directors and its current members consist of Messrs. Taylor and Meyer. The Compensation Committee, which met once during the last fiscal year, is comprised of Messrs. Taylor and Stowell, and has been given the responsibility of setting and administering the policies which govern the annual compensation of the Company's executive officers, as well as the Company's benefit plans other than the Stock Option Plan. The Company's Stock Option Plan is administered by a committee of two independent directors who may not receive options under the Stock Option Plan. Messrs. Stowell and Blackburn currently comprise the Stock Option Committee, which held one meeting during the last fiscal year.

         The Board of Directors held eight special and regularly scheduled meetings during the fiscal year ended April 30, 1998. During such fiscal year, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which the Director served during the last fiscal year.

DIRECTOR COMPENSATION

         Each Director who is not a salaried employee of the Company is paid a fee of $3,000 for each regularly scheduled Board meeting attended up to a maximum of $12,000 per year, plus $1,000 for each specially scheduled Board Meeting plus $500 for each meeting of a committee of the Board attended. No Director who is an employee of the Company will receive compensation for services rendered as a Director.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning cash and non-cash compensation paid to or accrued for the benefit of each of the Company's Chief Executive Officer and certain other executive officers of the Company ("Named Executive Officers") for all services rendered in all capacities to the Company for the fiscal periods ended April 30, 1998, 1997 and 1996. No other current executive officer of the Company received compensation in excess of $100,000 for the last fiscal year.


                           SUMMARY COMPENSATION TABLE


                                                                                Long Term
                                                                                Compensation
                                                                                ------------
                                                                                Awards
                                                                                ------------
                                                                                Shares
                                             Annual Compensation                Underlying
Name and                           -------------------------------------------  Options       All Other
Principal Position                 Year     Salary      Bonus        Other      (#)           Compensation(1)
------------------                 ----     ------      -----        -----      ---           ---------------

Keith S. Cowan                     1998    $165,433    $42,888       $766(2)     $--            $3,947
  President and CEO                1997     155,000     57,000        744(2)      --             1,538
                                   1996     139,000      --           831(2)      --             1,390

Thomas C. Cargin                   1998    $104,808    $15,137       $--         $--            $4,136
  Vice President-Administration,   1997     100,000     27,000        --          --             1,031
  Secretary                        1996      95,000      --           --          --               520

Michael M. Warner                  1998    $126,796    $15,137       $--         $--            $3,025
Vice President-                    1997     118,800      --           20,000(3)   --             1,181
  Business Development             1996     110,000      --           --          --               254


John C. Roos                       1998    $113,165    $15,137       $--         $--            $3,164
  Vice President-Engineering       1997     103,692     24,000        --          --             1,035
                                   1996     100,000      --           --          --               532

Wayne S. Howard                    1998    $103,483   $50,000        $--         $--            $2,604
  Vice President-Indonesia         1997      92,494    12,000         --          --               925
  Programs                         1996      90,000        --         --          --               599


-------------------------

(1) Consists of Company matching contributions made on behalf of Named Executive Officers under the Company's 401(k) Savings Plan.

(2) Consists of monthly dues paid on a Company-owned membership at a golf and country club of which Mr. Cowan presently is the Company's designated member.

(3) Consists of consideration paid to Mr. Warner for his efforts in securing orders for the Company in 1997 and execution of a Covenant Not To Compete Agreement.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth, for each of the Named Executive Officers in the Summary Compensation Table above, the fiscal year-end number and value of unexercised options. No options were exercised by the Named Executive Officers during the fiscal year ended April 30, 1998.


                                                                        Value of Unexercised
                                         Number of Unexercised          In-the-Money Options
                                        Options at April 30, 1998       at April 30, 1998(1)
                                        --------------------------   --------------------------
                                        Exercisable  Unexercisable   Exercisable  Unexercisable
                                        -----------  -------------   -----------  -------------
Keith S. Cowan............................127,750         --           $513,456        $--
Thomas C. Cargin...........................31,500         --            105,951         --
Michael M. Warner..........................35,000         --                 --         --
John C. Roos...............................31,500         --            105,951         --
Wayne S. Howard............................15,000         --                 --         --


(1) The value of unexercised in-the-money options is the difference between the exercise price of the options and the fair market value of the Company's Common Stock at April 30, 1998 ($5.00 per share).

EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

         The Company entered into a written employment agreement effective June 22, 1993, with Keith S. Cowan. The agreement provides for Mr. Cowan to be employed by the Company for a minimum period of three years following its effective date. The Company recently extended the minimum employment period in Mr. Cowan's employment agreement to November 30, 1999. All other terms and conditions remained the same.

         As compensation for services rendered to the Company, the agreement provides for Mr. Cowan to receive (i) a base annual salary of $185,000 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

         The Company also entered into a substantially similar written employment agreement effective October 11, 1993, with Thomas C. Cargin. The agreement provides for Mr. Cargin to be employed by the Company for a minimum period of three years following its effective date. The Company recently extended the minimum employment period in Mr. Cargin's employment agreement to November 30, 1999. All other terms and conditions remained the same.

         As compensation for services rendered to the Company, the agreement provides for Mr. Cargin to receive (i) a base salary of $110,250 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

         Each of Mr. Cowan's and Mr. Cargin's employment may be terminated by the Company for cause (as defined in the agreements) or without cause. If Mr. Cowan's or Mr. Cargin's employment is terminated for cause or if either resigns, any unearned salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates Mr. Cowan or Mr. Cargin without cause, all compensation payments will continue through the remainder of the agreement term of the relevant agreement, or 12 months, whichever is greater. Pursuant to the agreements, Mr. Cowan and Mr. Cargin have agreed to refrain from (i) disclosing the Company's confidential information and (ii) for a one-year period following termination of employment engaging, directly or indirectly, in any ground-based navigation aids business which competes with the Company.

         On March 20, 1997, the Company entered into an agreement (the "Agreement") with Michael W. Warner. In consideration of Mr. Warner's efforts to procure a significant contract and Mr. Warner's covenant not to compete against the Company for a period of two years after his resignation or termination, the Company paid Mr. Warner a cash payment of $20,000 and extended a loan of $80,000 to Mr. Warner in the form of a promissory note (the "Promissory Note"). The Promissory Note is to be paid in full on or before March 20, 2001 and carries interest at an annual percentage rate of 6.375%. In exchange for Mr. Warner's continued employment, the Company agreed to forgive the Promissory Note in equivalent one-fourth amounts over each of the four years covered by the note ($20,000 per year). For the final year ended April 30, 1998, $20,000 was forgiven under terms of the Agreement, leaving an unpaid balance of $60,000. As set forth in the Promissory Note and the Agreement, the Company also agreed to forgive the Promissory Note entirely in the event of Mr. Warner's death or if Mr. Warner is terminated without cause following a change in control of the Company.

               II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has appointed Ernst & Young as independent public accountants to audit and certify the Company's financial statements for the fiscal year ending April 30, 1999, subject to ratification and approval by the stockholders at the Meeting.

         Ernst & Young has examined the financial statements of the Company since its organization in 1991. Representatives of Ernst & Young are expected to be present at the Meeting, will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the shares present and entitled to vote at the Meeting is required for the approval of this proposal to ratify the appointment. If the stockholders do not ratify the appointment of Ernst & Young, the selection of independent public accountants will be reconsidered by the Board of Directors.

         The Board of Directors recommends that the stockholders vote FOR the approval of the appointment.

                III. AMENDMENT TO RESTATED 1991 STOCK OPTION PLAN

         The Board recommends a vote for the amendment of the Company's Restated 1991 Stock Option Plan (the Plan"), increasing the number of shares of Common Stock subject to option thereunder from 375,000 to 475,000. The stockholders are being asked to ratify an amendment to the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

         As of July 15, 1998, only 500 shares of Common Stock remain available for option grants under the Plan. The amendment increases the number of shares of Common Stock available for options under the Plan by 100,000 shares. Information regarding the Stock Option Plan is set forth below.

         RESTATED 1991 STOCK OPTION PLAN

         General. The Plan provides for the grant of both non-qualified stock options and options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is administered by the Board. Officers, directors, employees, and consultants of the Company and its affiliates generally are eligible to participate in the Plan.

         The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Company's employees, directors and consultants and to promote the success of the Company's business. To accomplish these objectives, the Plan authorizes the grant of incentive stock options and non-qualified stock options.

         The Plan is to continue in effect for a term of ten years, unless sooner terminated by the Board, which may, from time to time, amend the Plan as it deems advisable. However, approval by the Company's shareholders is required for any revision or amendment to the Plan which provides for (i) any increase in the number of Shares subject to the Plan (except for adjustments upon changes in capitalization or merger), (ii) any change in the designation of the class of persons eligible to be granted options, or (iii) any material increase in the benefit accruing to participants under the Plan. The term of each incentive stock option shall be ten years from the date of grant thereof, or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each option that is not an incentive stock option shall be as determined by the Board and set forth in the Option Agreement. The term of any incentive stock option that is granted to a holder of ten percent of the Common Stock of the Company shall be five years from the date of grant or such shorter time as may be provided in the Stock Option Agreement.

         The maximum aggregate number of shares of Common Stock which may be optioned and sold under the Plan is currently 375,000. Common Stock optioned and sold under the Plan may be authorized, but unissued, or reacquired Common Stock.

         The exercise price of an incentive stock option shall be at least 100% of the fair market value of the Common Stock at the time the option is granted; provided, however, that the exercise price will be 110% of the fair market value of the Common Stock in the case of an Employee owning 10% or more of the Company's Common Stock. The exercise price of any non-qualified stock options will be as determined by the Board. The consideration to be paid for the Shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other shares of Common Stock or other legally permissible methods of exercise, all as set forth in the Plan.

         Tax Treatment. Under the Plan, the Board may grant options that qualify as "incentive stock options" ("ISOs") as defined in Section 422 of the Code. The grantee of an ISO will not recognize taxable income by reason of the grant or the exercise of an ISO. Under Code Section 422, if an Optionee exercises an ISO and retains the acquired shares for at least one year after the date of transfer and for at least two years after the date of grant, any gain or loss realized upon disposition will be taxable to the grantee as a capital gain or loss at a rate depending upon the period the grantee held the shares, and the Company will not be entitled to any tax deduction. As a general rule, however, if the grantee does not satisfy the applicable holding periods, the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the price received upon disposition of the shares generally will be treated as compensation taxable to the grantee as ordinary income. Any additional gain upon such disposition will be taxed as capital gain. As a general rule, the Company will then be entitled to a deduction in the amount constituting ordinary income to the grantee. At the time of exercise, the difference between the price paid and the market value of the stock (the "bargain element"), is treated as an "adjustment" in the calculation of "alternative taxable income" and may result in the imposition of the "alternative minimum tax."

         The grantee of a non-qualified stock option ("NQSOs") will not recognize taxable income when the NQSO is granted. At the time of exercise, the grantee will recognize ordinary income, subject to withholding, and the Company will be entitled to a corresponding deduction in the amount by which the market value of the purchased shares at the time of exercise exceeds the exercise price for such shares. If an Optionee thereafter sells such shares, the gain or loss, if any, realized upon such disposition will constitute capital gain or loss to the Optionee.

         The closing market price of the Company's Common Stock on the NASDAQ National Market System was $5.125 per share on July 15, 1998.

         The following table sets forth the number of stock options granted under the Plan as of July 15, 1998 to the persons listed below:


                                                                Number of Shares
Name and Position                                               Underlying Options Held(2)
-----------------                                               --------------------------
Keith S. Cowan, Chief Executive Officer.............................   127,750
Michael M. Warner, Vice President ..................................    35,000
Wayne S. Howard, Vice President ....................................    15,000
Thomas C. Cargin, Vice President ...................................    31,500
John L. Roos, Vice President .......................................    31,500
Executive Officers as a Group (7 persons)...........................   287,250
Non-Executive Directors as a Group (0 persons)......................         0
Non-Executive Officer Employees as a Group (1 person)...............     5,000


The Board of Directors recommends a vote FOR the proposal to amend the Company's Restated 1991 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 375,000 to 475,000 shares.


                                         By Order of the Board of Directors,



                                         THOMAS C. CARGIN
                                         Secretary



--------------------
          (2)The weighted average exercise prices per share for Executive Officers as a group and Non-Executive Officer Employees as a group are $2.51 and $5.625, respectively.

                                                                      APPENDIX A

                                    RESTATED
                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             1991 STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

         (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" shall mean the Common Stock of the Company.

         (d) "Company" shall mean Airport Systems International, Inc., a Kansas corporation.

         (e) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

         (f) "Consultant" shall mean any person who is engaged by the Company or any subsidiary to render consulting services and is compensated for such consulting services or any other person determined by the Board to have performed services for or on behalf of the Company which merits the grant of an Option, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

         (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

         (k) "Option" shall mean a stock option granted pursuant to the Plan.

         (l) "Optioned Stock" shall mean the Common Stock subject to an Option.

         (m) "Optionee" shall mean an Employee or Consultant who receives an Option.

         (n) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

         (o) "Plan" shall mean this Restated 1991 Stock Option Plan.

         (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (q) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 475,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall become available for future grant or sale under the Plan.

         4. Administration of the Plan.

         (a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

                  (i) Subject to subparagraph (ii), the Board of Directors may appoint a Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

                  (ii) Notwithstanding the foregoing subparagraph (i), if in any event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, from the effective date of such registration (the "Effective Date") until six months after the termination of such registration (the "Termination Date"), any grants of options to officers or directors shall only be made by the Board of Directors; provided, however, that if any of the members of the Board of Directors are eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year, any grants of options to officers or directors of the Company must be made by, or only in accordance with the recommendation of, a Committee consisting of two or more directors, appointed by the Board of Directors and having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

                  (iii) Subject to the foregoing subparagraphs (i) and (ii), from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and; the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan;

(ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5.  Eligibility.

         (a) Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

         (b) To the extent that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Incentive Stock Options shall be treated as Nonstatutory Stock Options.

         (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an incentive stock option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

         (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

         7. Term of Options. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be determined by the Board and set forth in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time may in the Incentive Stock Option Agreement.

         8.  Exercise Price and Consideration.

         (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or, any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise
               price shall be no less than 100% of the fair market value per Share on the date of grant.

               (ii) in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

               (iii) In the case of Non-Statutory Stock Options, at any price per share determined by the Board.

         (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock listed on that National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

         (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under K.S.A. Sections 17-6402, 17-6403 and 17-6407 of the Kansas General Corporation Code. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9.  Exercise of Option.

         (a) Procedure for Exercise Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise in the form required by the Nonstatutory or Incentive Stock Option Agreement has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until. the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for purchase under the Option, by the number of Shares as to which the Option is exercised.

         10. Certain Events Affecting Exercisability of Incentive Stock Options.

         (a) Termination of Status as an Employee or Consultant. With respect to Incentive Stock Options, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within sixty (60) days (or such other period of time not exceeding three
(3) months as is determined by the Board, with such determination being made at the time of grant of the Option) after such event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be) (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), exercise his Incentive Stock Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Incentive Stock Option at the date of such termination, or if he does not exercise such

Incentive Stock Option (which he was entitled to exercise) within the time specified herein, the Incentive Stock Option shall terminate.

         (b) Disability of Optionee. With respect to Incentive Stock Options, notwithstanding the provision of Section 10(a) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be) as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board, with such determination being made at the time of grant of the Incentive Stock Option) from the date of termination (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), exercise his Incentive Stock Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Incentive Stock Option at the date of termination, or if he does not exercise such Incentive Stock Option (which he was entitled to exercise) within the time specified herein, the Incentive Stock Option shall terminate.

         (c) Death of Optionee. With respect to Incentive Stock Options, in the event of the death of an Optionee:

              (i) who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Incentive Stock Option, the Incentive Stock Option may be exercised, at any time within nine (9) months following the date of death (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Incentive Stock Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in Section 5(b); or

              (ii) which occurs within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination being made at the time of grant of the Incentive Stock Option) after the termination of Continuous Status as an Employee or Consultant, the Incentive Stock Option may be exercised, at any time within nine (9) months following the date of death (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Incentive Stock Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         11. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. Unless the option agreement granting an Option to an Optionee specifically provides otherwise, in the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. The Board shall give written notice to each holder of an Option of the pendency of the sale of substantially all of the assets of the Company, a merger involving the Company or the dissolution or liquidation of the Company not less than ten days prior to such transaction. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 18 of the
Plan:

             (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 12 of the Plan;

             (ii) any change in the designation of the class of persons eligible to be granted Options; or

             (iii) if the Company has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefit accruing to participants under the Plan.

         (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 14(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 18 of the Plan.

         (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As, a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         18. Shareholder Approval.

         (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 422A of the Code.

         (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

         (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 18(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                  (i) furnish in writing, to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                  (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

         19. Gender Reference. The words "he", "him" or "his" shall be deemed to include the feminine and neuter gender of such words.

         Adopted by the Board of Directors of Airport Systems International, Inc. on May 15, 1998, and approved by the stockholders on September 15, 1998.



                                         ---------------------------------------
                                                Thomas C. Cargin, Secretary

                                                                      APPENDIX B


PROXY                 AIRPORT SYSTEMS INTERNATIONAL, INC.
                11300 West 89th Street, Overland Park, KS 66214
          THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
            THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 15, 1998
         The Board of Directors recommends a vote FOR items 1, 2 and 3.


The undersigned hereby appoints Keith S. Cowan and Thomas C. Cargin, and each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the Company to be held on Tuesday, September 15, 1998, commencing at 2:00 p.m. Kansas City time on that day, and at any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters which may properly come before the meeting:

1. Election of two(2) Class II directors to serve for a term of three years ending in 2001. The nominees are: Michael J. Meyer and Walter H. Stowell, Jr.

[ ] FOR all nominees listed. [ ] WITHHOLD AUTHORITY to vote for all nominees listed. [ ] FOR all nominees EXCEPT nominee written in space below:


            -------------------------------------------------------

2. Ratification of the appointment of Ernst & Young as independent accountants.

        [ ] FOR                 [ ] AGAINST                  [ ] ABSTAIN


3. Amendment of the Restated 1991 Stock Option Plan to increase the number of shares of Common Stock subject to option thereunder by 100,000 shares.

        [ ] FOR                 [ ] AGAINST                  [ ] ABSTAIN


                 (continued, and to be signed on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

     Either of said proxies present and acting at said meeting or any adjournment or adjournments thereof shall have and may exercise all of the powers of all of said proxies. The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.


                                       Dated ____________________________, 1998

                                       -----------------------------------------

                                       -----------------------------------------
                                       Please insert date of signing. Sign
                                       exactly as name appears at left. If
                                       signing as attorney, administrator,
                                       executor, trustee, or guardian, give full title as such.